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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 16, 2005



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       1-16383              95-4352386
  (State or other jurisdiction           (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)

               717 Texas Avenue
                  Suite 3100
                Houston, Texas                                  77002
    (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

On December 16, 2005, Cheniere Energy, Inc. (the "Company") issued a press release announcing that the Federal Energy Regulatory Commission has issued the Draft Environmental Impact Statement for the Company's proposed Creole Trail liquefied natural gas receiving terminal and associated pipeline. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Also on December 16, 2005, the Company issued a press release that its wholly-owned limited partnership, Corpus Christi LNG, L.P., has received regulatory clearance to commence initial construction of its 2.6 billion cubic feet per day liquefied natural gas receiving terminal near Corpus Christi, Texas. The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.


Item 9.01  Financial Statements and Exhibits.

c)  Exhibits

Exhibit
Number            Description
------            -----------

99.1              Press Release, dated December 16, 2005 (filed herewith)

99.2              Press Release, dated December 16, 2005 (filed herewith)







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CHENIERE ENERGY, INC.


Date:  December 16, 2005                  By:  /s/ Zurab Kobiashvili
                                               ---------------------
                                               Name:  Zurab Kobiashvili
                                               Title: Senior Vice President
                                                      and General Counsel



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EXHIBIT INDEX


Exhibit
Number            Description
------            -----------

99.1              Press Release, dated December 16, 2005 (filed herewith)

99.2              Press Release, dated December 16, 2005 (filed herewith)